COMMITMENTS	6 Months Ended
Jun. 30, 2021
Commitments [abstract]
COMMITMENTS

11.COMMITMENTS

As part of its program of research and development of the Enos system, the Company has outsourced certain aspects of the research and development to third party technology and development companies. At June 30, 2021, $5,369 in purchase orders remain outstanding (December 31, 2020: $10,694).

The Company has entered into an agreement with a consultant under which the Company has certain contractual obligations to grant up to 100,000 restricted Common Shares based on the consultant’s achievement of multiple pre-determined performance criteria. To date, the performance criteria have not been achieved and no restricted Common Shares have been granted to the consultant. The agreement expires on May 13, 2022.